                                                                   Exhibit 10.34

                          REAL PROPERTY LEASE CONTRACT
PARTIES :

Lessor: (Hereinafter identified as Party A): Zhong He Real Estate Development
        Company
Lessee: (Hereinafter identified as Party B): Beijing Oplink Communications, Inc.

In accordance with the provisions of the contract laws and related regulations and decrees of the People's Republic of China, Parties A & B have reached the following agreement based on equal, voluntary, and mutual consent regarding the leased properties as follows:

ARTICLE 1         PREMISES & EQUIPMENT

                  Party B agrees to lease from Party A real property located at Beijing City Fong Tai District Qiao Nan Advanced Technology Property District No. 6 Lot C Zhong He Technology Yuan (Zhong He Road No. 1)

                  03# Plant           Sixth Story
                                    --------------------------------------------
                  04# Plant         ---
                                    --------------------------------------------
                  04# Plant East side one story building, ---
                                                         -----------------------
                  The size of the leased real property is 1,090 square meters, for blue print of said property see addendum 1; for details of built-in equipment see addendum 2; Real Estate Certificate of said property, Land certificate see addendum 3.

ARTICLE 2         USE

                  1. By the request of Zhong Guan Tsun Technology Yuan district Fong Tai Yuan to its enterprise tenants, both parties confirmed that the premises leased by Party B shall be used for research purposes.

                  2. Any adjustment of usage by party B must be reported to party A for approval; otherwise, usage may not be altered.

ARTICLE 3         LEASE PERIOD

                  The total lease period shall be three years: Lessor shall deliver the leased property to Party B for usage starting August 1, 2000 and to be returned on July 31, 2003.

ARTICLE 4         RENT, PAYMENT METHOD, DUE DATE.

                  1. Rent (based on size of premises, not including property management fee) $0.65/square meter day;

                  2. Rent --- based on ------- from --- annual rent incremental increase of ---%, calculated based on formula, see addendum 4: (Details of annual rent schedule)

                  Breakdown of Annual Rent
                  August 2000 to July 2001 [RMB] Two Hundred Fifty-Eight Thousand Six Hundred and Two Dollars and Fifty Cents August 2001 to July 2001 [RMB] Two Hundred Fifty-Eight Thousand Six Hundred and Two Dollars and Fifty Cents August 2001 to July 2001 [RMB] Two Hundred Fifty-Eight Thousand Six Hundred and Two Dollars and Fifty Cents

                  3.     Payment method, due date
                         Party B shall pay rent with checks. Rent shall be calculated and paid quarterly within three (3) days of the first month of each quarter.

ARTICLE 5         REPAIRS AND MAINTENANCE

                  1. During the lease period, Party A shall conduct inspections of the property and built-in equipment regularly for necessary repairs and maintenance to assure normal usage by the lessee. Party B shall cooperate to the best of its ability not to disrupt such process.

                  2. Party A shall bear the burden of cost of ordinary major repairs to the real property and the cost of routine maintenance of the original real property (equipment not included)[STRUCK OUT]; damages and maintenance costs incurred to the real property and its built-in equipment due to misuse by Party B shall be paid by Party B and it is the responsibility of Party B to compensate any losses incurred;

                  3. During the lease period, Party B shall comply with the regulations set by Party A and the local authority, any safety measures, such as fire safety, general management and security, and, generally, bear full responsibility and submit to inspections by inspector(s) from Party A.

ARTICLE 6         REMODELING

                  Party B shall not damage the building structure or related equipment; if remodeling or installation of equipment(s) which may effect building structure is necessary prior to move-in, a plan of such design and/or equipment to be installed must first be submitted to Party A. After written permission from Party A is acquired, Party B shall apply to the relevant department for approval; the costs of remodeling and any other costs incurred during the remodeling period shall be paid by Party B. Upon termination of the lease, unless otherwise agreed, Party A reserves the right to demand return of the premises in their original condition or be paid the cost to restore the premises to their original condition.

ARTICLE 7         CONFIRMATION OF DELIVERY

                  1. Party A shall deliver to Party B within three days from execution of the lease all of said premises and equipment in original condition; upon delivery, both parties shall send representative(s) on site to inspect the condition of the building and equipment upon transfer, and take inventory according to addendum 2. Both parties shall sign a confirmation letter (see addendum 5). After damages or shortages have been repaired and replaced and are in order (if applicable), Party A shall no longer be responsible for providing free maintenance or replacement of equipment in case of any further damages and/or losses.
                  2. If Party A fails to deliver the premises and equipment according to contract, the lease period shall be extended accordingly.

ARTICLE 8         AGREEMENT ON RELATED EXPENSES DURING LEASE PERIOD

                  During the lease period, the following expenses shall be paid by Party B. Party B shall bear the consequences of breaching the contract in case of late payment:
                  1.           Water, electricity bills;
                  2.           Heating bills: $20[SIC]/square meter X year

                  During the lease period, if there are additional fees demanded by governmental departments relating to the premises, such fees shall be paid by Party B.

ARTICLE 9         FEE SCHEDULE RELATING TO PROPERTY MANAGEMENT SERVICES

                  For details see addendum 5.

ARTICLE 10        EXPIRATION OF LEASE

                  Upon expiration of the lease, said contract shall cease in its effect, and Party B shall return the premises to Party A. In case an extension of lease is requested by Party B, a written request shall be submitted to Party A three months prior [PRESUMED: TO THE END OF THE LEASE]; Party A shall respond in writing to Party B two months prior to expiration of lease. If an extension is granted, a lease contract shall be signed.

ARTICLE 11        RIGHTS AND OBLIGATIONS OF PARTY A

                  RIGHTS

                  1.     Party A has the right to collect rent on time,
                  2. Party A has the right to demand that the lessee comply with the contract or reasonable proper use of leased properties.
                  3. Party A has the right to recovery of the premises in a timely manner upon termination of the lease.
                  4. In the event that Party B breaches any provision of the lease or operates in violation of any law or regulation, Party A has the right to terminate the contract and receive compensation.

                  OBLIGATIONS

                  1.     Delivery of premises to lessee at the time agreed;
                  2. Guarantee that the leased property corresponds and will continue to correspond to the condition and usage indicated in the agreement.
                  3. Lessor has the obligation to repair or replace leased properties unless otherwise regulated by law or otherwise stated in the contract.
                  4. Strictly follow governmental regulation to provide services, and collect fees according to the fee schedule.

ARTICLE 12        RIGHTS AND OBLIGATIONS OF PARTY B

                  RIGHTS

                  1. Party B has the right to demand that lessor deliver leased property.
                  2. Party B has the right to utilize the leased property according to contract.
                  3. Party B has the right to demand that lessor guarantee the good condition of the leased items according to laws or contract.
                   4. Party B has the right to unilaterally terminate the lease in the event that Party A does not fulfill its contractual obligations and substantially impedes the performance of the lease.
                   5. Party B has the right to refuse compliance with any request and unreasonable charges by Party A which may be in violation of government regulations.

                  OBLIGATIONS

                  1. Lessee shall pay rent to lessor according to due date, method and location as indicated in the contract.
                  2. Lessee shall utilize the leased property as indicated in the contract.
                  3.     Properly manage the leased property.
                  4. Return the leased property upon termination of contract in a timely manner.

ARTICLE 13        TERMINATION OF LEASE DUE TO CONDUCT OF PARTY B

                  Party A may terminate the lease contract and repossess the leased property upon any of the following conduct by Party B. Party B shall be responsible for compensation of damages suffered by Party A:

                  1.     Subleasing of premises without approval;
                  2. Transfer, loan or exchange of premises without approval;
                  3. Disassembling or alteration of leased building structure or alteration of usage without approval;
                  4.     Accumulated late payment of rent up to three months;
                  5.     Utilizing the leased premises for illegal activities;
                  6.     Intentionally damaging the leased premises.

                  Due to the above circumstances Party A may execute early termination and notify Party B in writing, Party B shall immediately vacate and return the premises, rent shall be calculated accordingly.

ARTICLE 14        EARLY TERMINATION OF CONTRACT

                  1. In case of early termination within the term of the lease by either party, three months' notification must be given in writing, termination shall take effect after mutual agreement has been reached and signed by both parties; this contract remains in effect until the termination agreement is signed. If Party A must terminate the contract due to state construction or development, to force majeure factors or to the occurrence of the conditions provided for in Article 14 hereinbelow, Party A shall not compensate Party B for economic losses.

                  2. In case Party B proposes early termination, a three month notification shall be given to Party A, all costs as indicated in the contract shall be settled upon termination. At the same time, Party B shall settle all loans and payables with its tenants, otherwise this contract will not be terminated, Party B shall be held responsible for all losses suffered by Party A.

                  3. If Party B did not pay initial rent on time, such failure would be considered a breach of contract, and Party A may execute early termination. Deposits will not be refunded.

ARTICLE 15        RESPONSIBILITY ON BREACH OF CONTRACT

                  1. Both parties must abide by the contract during the lease period; either party is subject to a fine of 2% of annual rent payable to the other party as a "breach of contract fee" if the contract is violated. In the event that Party B is delinquent in payment of rent, for each day of such delinquency, Party A shall be entitled to levy an additional late payment charge of 2% of the monthly rent amount.

                  2. Neither party will be held responsible for damages and losses to the premises due to reasons beyond their control.

ARTICLE 16 Incomplete matters not regulated in this contract shall be discussed by Party A & B separately and a supplemental agreement shall be signed in addition to this contract. Supplemental agreements shall have the same legal effect as the original contract.

ARTICLE 17 Addenda to this contract are an integral part of this contract and may not be separated therefrom. Filled in blanks and printed language have the same effect within this contract and the addenda thereto. Matters not regulated in this contract, addenda and supplemental agreements must be executed in accordance with the provisions of the laws, decrees and policies of the People's Republic of China.

ARTICLE 18 This contract shall be notarized by the notary department at the location of the premises if either or both parties is/are an overseas organization or individual.

ARTICLE 19 Any dispute during the implementation of the lease shall be negotiated between the two parties. Upon failure of resolution, Party A & B both agree to submit the dispute to the local Arbitration Commission for an Arbitration process. (If Parties A & B did not specify an Arbitration organization, and did not reach a settlement after written arbitration, a complaint may be submitted to the People's Court for litigation.)

         ARTICLE 20        RECORDING & REGISTRATION

                           Within 3 days from the effective date of this contract, Parties A & B shall bring forth this contract and related certificates to apply for registration with the Chamber of Commerce, Tax Department, Real Estate Commission and Public Security Department.

         ARTICLE 21 This contract including addenda contain(s) 8 pages and is executed in four originals: each party shall retain one original, each having the same legal effect. The use as provided in paragraph one of
                           Article 2 of this Agreement shall be governed by the Business License furnished by Party B to Party A.



         Party A (Signature & Seal)                 Party B (Signature & Seal)

         Representative of Party A                  Representative of Party B
         (Signature & Seal)                         (Signature & Seal)
         [ILLEGIBLE]                                Liu Xian Yong
         August 1, 2000                             August 1, 2000

                          REAL PROPERTY LEASE CONTRACT
PARTIES :

Lessor: (Hereinafter identified as Party A): Zhong He Real Estate Development
        Company
Lessee: (Hereinafter identified as Party B): Beijing Oplink Communications, Inc.

In accordance with the provisions of the contract laws and related regulations and decrees of the People's Republic of China, Parties A & B have reached the following agreement based on equal, voluntary, and mutual consent regarding the leased properties as follows:

ARTICLE 1         PREMISES & EQUIPMENT

                  Party B agrees to lease from Party A real property located at Beijing City Fong Tai District Qiao Nan Advanced Technology Property District No. 6 Lot C Zhong He Technology Yuan (Zhong He Road No. 1)

                  03# Plant           First Story
                                    --------------------------------------------
                  04# Plant         ---
                                    --------------------------------------------
                  04# Plant East side one story building, ---
                                                         -----------------------
                  The size of the leased real property is 1,090 square meters, for blue print of said property see addendum 1; for details of built-in equipment see addendum 2; Real Estate Certificate of said property, Land certificate see addendum 3.

ARTICLE 2         USE

                  1. By the request of Zhong Guan Tsun Technology Yuan district Fong Tai Yuan to its enterprise tenants, both parties confirmed that the premises leased by Party B shall be used for research purposes.

                  2. Any adjustment of usage by party B must be reported to party A for approval; otherwise, usage may not be altered.

ARTICLE 3         LEASE PERIOD

                  The total lease period shall be three years: Lessor shall deliver the leased property to Party B for usage starting August 1, 2000 and to be returned on July 31, 2003.

ARTICLE 4         RENT, PAYMENT METHOD, DUE DATE.

                  1. Rent (based on size of premises, not including property management fee) $0.70/square meter day;

                  2. Rent --- based on ------- from --- annual rent incremental increase of ---%, calculated based on formula, see addendum 4: (Details of annual rent schedule)

                  Breakdown of Annual Rent
                  August 2000 to July 2001 [RMB] Two Hundred Seventy-Eight Thousand Four Hundred Ninety-Five Dollars
                  August 2001 to July 2001 [RMB] Two Hundred Seventy-Eight Thousand Four Hundred Ninety-Five Dollars
                  August 2001 to July 2001 [RMB] Two Hundred Seventy-Eight Thousand Four Hundred Ninety-Five Dollars

                  3.     Payment method, due date
                         Party B shall pay rent with checks. Rent shall be calculated and paid quarterly within three (3) days of the first month of each quarter.

ARTICLE 5         REPAIRS AND MAINTENANCE

                  4. During the lease period, Party A shall conduct inspections of the property and built-in equipment regularly for necessary repairs and maintenance to assure normal usage by the lessee. Party B shall cooperate to the best of its ability not to disrupt such process.

                  5. Party A shall bear the burden of cost of ordinary major repairs to the real property and the cost of routine maintenance of the original real property (equipment not included)[STRUCK OUT]; damages and maintenance costs incurred to the real property and its built-in equipment due to misuse by Party B shall be paid by Party B and it is the responsibility of Party B to compensate any losses incurred;

                  6. During the lease period, Party B shall comply with the regulations set by Party A and the local authority, any safety measures, such as fire safety, general management and security, and, generally, bear full responsibility and submit to inspections by inspector(s) from Party A.

ARTICLE 6         REMODELING

                  Party B shall not damage the building structure or related equipment; if remodeling or installation of equipment(s) which may effect building structure is necessary prior to move-in, a plan of such design and/or equipment to be installed must first be submitted to Party A. After written permission from Party A is acquired, Party B shall apply to the relevant department for approval; the costs of remodeling and any other costs incurred during the remodeling period shall be paid by Party B. Upon termination of the lease, unless otherwise agreed, Party A reserves the right to demand return of the premises in their original condition or be paid the cost to restore the premises to their original condition.

ARTICLE 7         CONFIRMATION OF DELIVERY

                  3. Party A shall deliver to Party B within three days from execution of the lease all of said premises and equipment in original condition; upon delivery, both parties shall send representative(s) on site to inspect the condition of the building and equipment upon transfer, and take inventory according to addendum 2. Both parties shall sign a confirmation letter (see addendum 5). After damages or shortages have been repaired and replaced and are in order (if applicable), Party A shall no longer be responsible for providing free maintenance or replacement of equipment in case of any further damages and/or losses.
                  4. If Party A fails to deliver the premises and equipment according to contract, the lease period shall be extended accordingly.

ARTICLE 8         AGREEMENT ON RELATED EXPENSES DURING LEASE PERIOD

                  During the lease period, the following expenses shall be paid by Party B. Party B shall bear the consequences of breaching the contract in case of late payment:
                  3.           Water, electricity bills;
                  4.           Heating bills: $20[SIC]/square meter X year

                  During the lease period, if there are additional fees demanded by governmental departments relating to the premises, such fees shall be paid by Party B.

ARTICLE 9         FEE SCHEDULE RELATING TO PROPERTY MANAGEMENT SERVICES

                  For details see addendum 5.

ARTICLE 10        EXPIRATION OF LEASE

                  Upon expiration of the lease, said contract shall cease in its effect, and Party B shall return the premises to Party A. In case an extension of lease is requested by Party B, a written request shall be submitted to Party A three months prior [PRESUMED: TO THE END OF THE LEASE]; Party A shall respond in writing to Party B two months prior to expiration of lease. If an extension is granted, a lease contract shall be signed.

ARTICLE 11        RIGHTS AND OBLIGATIONS OF PARTY A

                  RIGHTS

                  5.     Party A has the right to collect rent on time,
                  6. Party A has the right to demand that the lessee comply with the contract or reasonable proper use of leased properties.
                  7. Party A has the right to recovery of the premises in a timely manner upon termination of the lease.
                  8. In the event that Party B breaches any provision of the lease or operates in violation of any law or regulation, Party A has the right to terminate the contract and receive compensation.

                  OBLIGATIONS

                  5.     Delivery of premises to lessee at the time agreed;
                  6. Guarantee that the leased property corresponds and will continue to correspond to the condition and usage indicated in the agreement.
                  7. Lessor has the obligation to repair or replace leased properties unless otherwise regulated by law or otherwise stated in the contract.
                  8. Strictly follow governmental regulation to provide services, and collect fees according to the fee schedule.

ARTICLE 12        RIGHTS AND OBLIGATIONS OF PARTY B

                  RIGHTS

                  6. Party B has the right to demand that lessor deliver leased property.
                  7. Party B has the right to utilize the leased property according to contract.
                  8. Party B has the right to demand that lessor guarantee the good condition of the leased items according to laws or contract.
                   9. Party B has the right to unilaterally terminate the lease in the event that Party A does not fulfill its contractual obligations and substantially impedes the performance of the lease.
                   10. Party B has the right to refuse compliance with any request and unreasonable charges by Party A which may be in violation of government regulations.

                  OBLIGATIONS

                  5. Lessee shall pay rent to lessor according to due date, method and location as indicated in the contract.
                  6. Lessee shall utilize the leased property as indicated in the contract.
                  7.     Properly manage the leased property.
                  8. Return the leased property upon termination of contract in a timely manner.

ARTICLE 13        TERMINATION OF LEASE DUE TO CONDUCT OF PARTY B

                  Party A may terminate the lease contract and repossess the leased property upon any of the following conduct by Party B. Party B shall be responsible for compensation of damages suffered by Party A:

                  7.     Subleasing of premises without approval;
                  8. Transfer, loan or exchange of premises without approval;
                  9. Disassembling or alteration of leased building structure or alteration of usage without approval;
                  10.    Accumulated late payment of rent up to three months;
                  11.    Utilizing the leased premises for illegal activities;
                  12.    Intentionally damaging the leased premises.

                  Due to the above circumstances Party A may execute early termination and notify Party B in writing, Party B shall immediately vacate and return the premises, rent shall be calculated accordingly.

ARTICLE 14        EARLY TERMINATION OF CONTRACT

                  4. In case of early termination within the term of the lease by either party, three months' notification must be given in writing, termination shall take effect after mutual agreement has been reached and signed by both parties; this contract remains in effect until the termination agreement is signed. If Party A must terminate the contract due to state construction or development, to force majeure factors or to the occurrence of the conditions provided for in Article 14 hereinbelow, Party A shall not compensate Party B for economic losses.

                  5. In case Party B proposes early termination, a three month notification shall be given to Party A, all costs as indicated in the contract shall be settled upon termination. At the same time, Party B shall settle all loans and payables with its tenants, otherwise this contract will not be terminated, Party B shall be held responsible for all losses suffered by Party A.

                  6. If Party B did not pay initial rent on time, such failure would be considered a breach of contract, and Party A may execute early termination. Deposits will not be refunded.

ARTICLE 15        RESPONSIBILITY ON BREACH OF CONTRACT

                  3. Both parties must abide by the contract during the lease period; either party is subject to a fine of 2% of annual rent payable to the other party as a "breach of contract fee" if the contract is violated. In the event that Party B is delinquent in payment of rent, for each day of such delinquency, Party A shall be entitled to levy an additional late payment charge of 2% of the monthly rent amount.

                  4. Neither party will be held responsible for damages and losses to the premises due to reasons beyond their control.

ARTICLE 16 Incomplete matters not regulated in this contract shall be discussed by Party A & B separately and a supplemental agreement shall be signed in addition to this contract. Supplemental agreements shall have the same legal effect as the original contract.

ARTICLE 17 Addenda to this contract are an integral part of this contract and may not be separated therefrom. Filled in blanks and printed language have the same effect within this contract and the addenda thereto. Matters not regulated in this contract, addenda and supplemental agreements must be executed in accordance with the provisions of the laws, decrees and policies of the People's Republic of China.

ARTICLE 18 This contract shall be notarized by the notary department at the location of the premises if either or both parties is/are an overseas organization or individual.

ARTICLE 19 Any dispute during the implementation of the lease shall be negotiated between the two parties. Upon failure of resolution, Party A & B both agree to submit the dispute to the local Arbitration Commission for an Arbitration process. (If Parties A & B did not specify an Arbitration organization, and did not reach a settlement after written arbitration, a complaint may be submitted to the People's Court for litigation.)

         ARTICLE 20        RECORDING & REGISTRATION

                           Within 3 days from the effective date of this contract, Parties A & B shall bring forth this contract and related certificates to apply for registration with the Chamber of Commerce, Tax Department, Real Estate Commission and Public Security Department.

         ARTICLE 21 This contract including addenda contain(s) 8 pages and is executed in four originals: each party shall retain one original, each having the same legal effect. The use as provided in paragraph one of
                           Article 2 of this Agreement shall be governed by the Business License furnished by Party B to Party A.



         Party A (Signature & Seal)                   Party B (Signature & Seal)

         Representative of Party A                    Representative of Party B
         (Signature & Seal)                           (Signature & Seal)
         [ILLEGIBLE]                                  Liu Xian Yong
         August 1, 2000                               August 1, 2000